UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 23, 2014

MEDICAN ENTERPRISES, INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-53408	87-0474017
(Commission File Number)	(IRS Employer Identification No.)

5955 Edmond Street, Suite 102 Las Vegas, NV 89118

(Address of Principal Executive Offices)

(702) 826-3365
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Changes to Articles of Incorporation or Bylaws.

On April 23, 2014, the Company filed Articles of Amendment with the Nevada Secretary of State amending the authorized shares of the Company’s common stock from 50,000,000 shares authorized to 100,000,000 shares authorized, par value of $0.001. This corporate action was approved by the Board of Directors and majority shareholder on March 6, 2014 and notice of this action was mailed to the shareholders on March 25, 2014.

Item 9.01 Exhibits

Ex. 3.01 Articles of Amendment to the Articles of Incorporation filed April 23, 2014.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Medican Enterprises, Inc.

April 29, 2014	By:	/s/Kenneth Williams
Kenneth Williams
Chief Executive Officer